UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 9, 2015

NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant's telephone number, including area code.)

N/A
(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note
On December 9, 2015, NeuStar, Inc. (“Neustar”) completed its acquisition (the “Acquisition”) of the outstanding limited liability company interests (“Units”) of MarketShare Partners, LLC, a Delaware limited liability company (“MarketShare”), for approximately $450 million in total consideration. A portion of the purchase price was paid to Jon Vein and Wesley Nichols, the founders of MarketShare (the “Founders”), in shares of Neustar Class A Common Stock (“Common Stock”), which shares are subject to certain transfer restrictions. The Acquisition was completed pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) dated as of November 5, 2015, by and among Neustar, MarketShare, the holders of outstanding Units and the shareholders of Elevation MSP Blocker Corp. and FTV-MS Investment Inc. (each a “Seller” and, collectively, the “Sellers”), the holders of warrants to purchase Units (the “Warrant Holders”), and Shareholder Representative Services LLC, solely in its capacity as the Sellers Representative.
On December 9, 2015, Neustar filed a Current Report on Form 8-K (the “Current Report”) to report the completion of the Acquisition. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report and provides financial statements of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Current Report.
Item 9.01. Financial Statements and Exhibits
(a) Audited Financial Statements of Business Acquired
The following audited financial statements are attached hereto as Exhibit 99.3:
Report of Independent Auditors
Consolidated Balance Sheet of MarketShare as of December 31, 2014
Consolidated Statement of Operations and Comprehensive Loss of MarketShare for the year ended December 31, 2014
Consolidated Statement of Members’ Equity of MarketShare for year ended December 31, 2014
Consolidated Statement of Cash Flow of MarketShare for the year ended December 31, 2014
Notes to Consolidated Financial Statements
(b) Unaudited Interim Financial Statements of Business Acquired
The following unaudited condensed consolidated interim financial statements are attached hereto as Exhibit 99.4:
Condensed Consolidated Balance Sheets of MarketShare as of September 30, 2015 (unaudited) and December 31, 2014
Unaudited Condensed Consolidated Statements of Operations and Comprehensive Loss of MarketShare for the nine months ended September 30, 2015 and 2014
Unaudited Condensed Consolidated Statements of Cash Flow of MarketShare for the nine months ended September 30, 2015 and 2014
Notes to Unaudited Condensed Consolidated Financial Statements
(c) Unaudited Pro Forma Financial Information
The following unaudited pro forma condensed consolidated financial statements are attached hereto as Exhibit 99.5 and are incorporated herein by reference:
Unaudited Pro Forma Condensed Consolidated Balance Sheet of Neustar as of September 30, 2015
Unaudited Pro Forma Condensed Consolidated Statement of Operations of Neustar for the year ended December 31, 2014
Unaudited Pro Forma Condensed Consolidated Statement of Operations of Neustar for the nine months ended September 30, 2015
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits

Exhibit Number	Description

2.1
Securities Purchase Agreement, dated as of November 5, 2015, by and among Neustar, MarketShare, the Sellers, the Warrant Holders, and Shareholder Representative Services LLC, as the Sellers Representative, incorporated herein by reference to Exhibit 2.1 to our Current Report on Form 8-K filed November 6, 2015.

23.1	Consent of Independent Auditor.
99.1	Press Release of Neustar, Inc. dated November 5, 2015, incorporated herein by reference to Exhibit 99.1 to our Current Report on Form 8-K, filed November 6, 2015.
99.2	Press Release of Neustar, Inc. dated December 9, 2015, incorporated herein by reference to Exhibit 99.1 to our Current Report on Form 8-K, filed December 9, 2015.
99.3
Audited consolidated balance sheet of MarketShare as of December 31, 2014 and consolidated statement of operations and comprehensive loss, members' deficit and redeemable convertible preferred member units, and cash flow for the year ended December 31, 2014 and the notes thereto of MarketShare, and the report of independent auditors thereon.

99.4
Condensed consolidated balance sheets as of September 30, 2015 (unaudited) and December 31, 2014 and unaudited condensed consolidated statements of operations and comprehensive loss and cash flows for the nine months ended September 30, 2015 and 2014 and the notes thereto of MarketShare.

99.5
Unaudited pro forma condensed consolidated balance sheet of Neustar as of September 30, 2015, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014, and unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeuStar, Inc.

Date:	February 22, 2016	By:	/s/ Paul S. Lalljie
Name: Paul S. Lalljie
Title: Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

2.1
Securities Purchase Agreement, dated as of November 5, 2015, by and among Neustar, MarketShare, the Sellers, the Warrant Holders, and Shareholder Representative Services LLC, as the Sellers Representative, incorporated herein by reference to Exhibit 2.1 to our Current Report on Form 8-K filed November 6, 2015.

23.1	Consent of Independent Auditor.
99.1	Press Release of Neustar, Inc. dated November 5, 2015, incorporated herein by reference to Exhibit 99.1 to our Current Report on Form 8-K, filed November 6, 2015.
99.2	Press Release of Neustar, Inc. dated December 9, 2015, incorporated herein by reference to Exhibit 99.1 to our Current Report on Form 8-K, filed December 9, 2015.
99.3
Audited consolidated balance sheet of MarketShare as of December 31, 2014 and consolidated statement of operations and comprehensive loss, members' deficit and redeemable convertible preferred member units, and cash flow for the year ended December 31, 2014 and the notes thereto of MarketShare, and the report of independent auditors thereon.

99.4
Condensed consolidated balance sheets as of September 30, 2015 (unaudited) and December 31, 2014 and unaudited condensed consolidated statements of operations and comprehensive loss and cash flows for the nine months ended September 30, 2015 and 2014 and the notes thereto of MarketShare.

99.5
Unaudited pro forma condensed consolidated balance sheet of Neustar as of September 30, 2015, and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014, and unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2015.